Statements of Operations (USD $) In Thousands, except Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Revenue
Option fee revenue		$ 1,616
Operating expenses:
Research and development	11,692	14,519
General and administrative	3,630	2,668
Restructuring	217
Loss from operations	(15,539)	(15,571)
Interest income	85	489
Other income	883
Interest expense	(59)	(7)
Net loss	(14,630)	(15,089)
Accretion of preferred stock	(12,143)	(11,405)
Net loss attributable to common stockholders	$ (26,773)	$ (26,494)
Net loss per share attributable to common stockholders:
Basic and diluted (in dollars per share)	$ (83.42)	$ (82.68)
Weighted average shares outstanding, basic (in shares)	320,920	320,437
Weighted average shares outstanding, diluted (in shares)	320,920	320,437